Exhibit 10.2

TERMINATION OF EXECUTIVE SEVERANCE AGREEMENT

This Termination of Executive Severance Agreement (this “Agreement”) is entered into on March 5, 2020, effective April 28, 2020 (the “Effective Date”) by and between Richard D. O’Dell (“Executive”) and Saia, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, Executive and the Company are parties to that certain Executive Severance Agreement, dated October 24, 2006, as amended (the “Executive Severance Agreement”);

WHEREAS, Executive is retiring as Chief Executive Officer of the Company on the Effective Date, but will remain on the Board of Directors of the Company; and

WHEREAS, Executive and the Company desire to terminate the Executive Severance Agreement in accordance with the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.Termination of Executive Severance Agreement. The Company and Executive hereby terminate the Executive Severance Agreement, effective on the Effective Date, and neither the Company nor Executive shall have any further rights or obligations under the Executive Severance Agreement on or after the Effective Date.

2.Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

3.Entire Agreement; Amendment; Waiver.  This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, inducements or conditions, express or implied, oral or written, except as contained herein.  This Agreement may not be modified or amended other than by an agreement in writing signed by both parties.

4.Counterparts.  This Agreement may be executed in one or more counterparts delivered via facsimile, email, .PDF, or other electronic means, each of which shall be deemed to be an original, all of which together shall constitute one and the same agreement.

[Signature Page Follows]

601704931

IN WITNESS WHEREOF, the undersigned have executed this Termination of Executive Severance Agreement, effective as of the Effective Date.

SAIA, INC.

By: /s/ Frederick J. Holzgrefe, III_________

Frederick J. Holzgrefe, III

President & Chief Operating Officer

/s/ Richard D. O’Dell__________________

Richard D. O’Dell, an individual

[Signature Page to Termination of Executive Severance Agreement]